UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2019

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada

 (State or Other Jurisdiction of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Lakeshore Drive Suite 160 Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

(469) 250-1185
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Stockholders of RumbleOn, Inc. (the “Company”) held on May 20, 2019 (the “Annual Meeting”), stockholders of the Company approved an amendment to the RumbleOn, Inc. 2017 Stock Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan from 2,000,000 shares of Class B Common Stock to 4,000,000 shares of Class B Common Stock (the “Plan Amendment”). The Plan Amendment was previously approved by the Board of Directors of the Company (the “Board”) in April 2019 subject to stockholder approval. The primary purpose of the Plan is to attract, retain, reward and motivate certain individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between such individuals and the stockholders of the Company. The Plan is administered by the Compensation Committee of the Board. The Plan provides for the issuance of awards consisting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units. Incentive stock options may be granted under the Plan only to the Company’s employees.

A description of the material terms and conditions of the Plan Amendment is set forth on pages 13-17 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2019 (the “Proxy Statement”), and is incorporated herein by reference. The description of the Plan Amendment incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, attached to this report as Exhibit 10.1, and incorporated herein by reference.

Also, on May 20, 2019, the Board promoted Peter Levy as Chief Operating Officer ("COO") of the Company. From November 2017 to present, Mr. Levy has served as our Senior Vice President of Operations, overseeing the day-to-day inventory logistics, auctions, dealer networks, and managing the teams responsible for driving sales within the Company. Mr. Levy, 49, is a seasoned and highly respected operating executive who has been involved in the automotive industry for over 25 years. Mr. Levy also serves as Vice President of Sales and Business Development of Integrated Auction Solutions LLC since January 2011. Mr. Levy previously served as a Business Development Partner of AWG Remarketing Whann Technology from January 2011 to November 2017. Also, Mr. Levy’s distinguished career includes multiple executive and management level positions within the industry at companies such as AutoNation, Automotive Remarketing Services, and Integrated Auction Solutions LLC, all focusing on business development and creative uses of technology to gain market share. Mr. Levy graduated from Indiana University with a B.S. in Marketing and Finance.

We have not entered into an employment agreement with Mr. Levy. Accordingly, he is employed as our COO on an at-will basis. Mr. Levy’s annual salary is $240,000, which is paid in accordance with our standard payroll practice. Mr. Levy is eligible for equity compensation under our equity compensation plans, as determined from time to time by the Compensation Committee of the Board.

Mr. Levy does not have any family relationship with any of the Company’s executive officers or directors and is not a party to any transaction with the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On May 22, 2019, the Company issued a press release announcing the promotion of Peter Levy as COO.  A copy of the press release is attached to this report as Exhibit 99.1, and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting. Each stockholder of Class A Common Stock was entitled to ten votes on each of the seven director nominees and ten votes on each other matter properly presented at the Annual Meeting for each share of Class A Common Stock owned by that stockholder on the record date.  Each stockholder of Class B Common Stock was entitled to one vote on each of the seven director nominees and one vote on each other matter properly presented at the Annual Meeting for each share of Class B Common Stock owned by that stockholder on the record date.

Proposal 1 – The election of seven directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified.

Class A Common Stock

Nominee	Votes For	Votes Against	Abstain
Marshall Chesrown	1,000,000	0	0
Steven R. Berrard	1,000,000	0	0
Denmar Dixon	1,000,000	0	0
Richard A. Gray, Jr.	1,000,000	0	0
Kartik Kakarala	1,000,000	0	0
Joseph E. Reece	1,000,000	0	0
Kevin Westfall	1,000,000	0	0

Class B Common Stock

Nominee	Votes For	Votes Against	Abstain
Marshall Chesrown	7,657,916	0	199,599
Steven R. Berrard	7,699,007	0	158,508
Denmar Dixon	7,671,645	0	185,870
Richard A. Gray, Jr.	7,687,824	0	169,691
Kartik Kakarala	7,690,786	0	166,729
Joseph E. Reece	7,797,452	0	60,063
Kevin Westfall	7,651,258	0	206,257

Proposal 2 – To approve an amendment to the Plan to increase the number of shares of Class B Common Stock authorized for issuance under the Plan.

Class A Common Stock

Votes For	Votes Against	Abstain
1,000,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
7,059,427	749,197	48,890

Proposal 3 – Non-binding advisory approval of the compensation of the Company’s named executive officers.

Class A Common Stock

Votes For	Votes Against	Abstain
1,000,000	0	0

Class B Common Stock

Votes For	Votes Against	Abstain
7,177,108	626,605	53,801

There were no broker non-votes on any of the proposals presented at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to the RumbleOn, Inc. 2017 Stock Incentive Plan. +
99.1	Press Release, dated May 22, 2019

+	Management Compensatory Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: May 22, 2019	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer